Exhibit 99.1

KPMG LLP	Tel +44 (0) 113 231 3000
Financial Services	Fax +44 (0) 113 231 3200
1 Sovereign Square	helena.lyons@kpmg.co.uk
Sovereign Street	Mobile +44 7825 245 259
Leeds LS1 4DA
United Kingdom

Private & confidential
The Directors		Societe Generale S.A.
EdgeConneX Data Centers Europe B.V.		29 Boulevard Haussmann,
Luna Arena		75013 Paris,
Herikerbergweg 238		France
1101 CM,
Amsterdam		ABN AMRO Bank N.V.
the Netherlands		Gustav Mahlerlaan 10,
1082 PP Amsterdam,
Morgan Stanley Europe SE		the Netherlands
Gallusstrasse 18
FRANKFURT AM MAIN		SMBC Bank EU AG
60312, Germany		Main Tower,
Neue Mainzer Str. 52-58,
Edgeconnex Holdings IV-D B.V.		60311 Frankfurt am Main,
Koolhovenlaan 12		Germany
1119NE, Schipol-Rijk
the Netherlands		Barclays Bank Ireland PLC
One Molesworth Street,
EdgeConneX International Cooperatief UA		Dublin 2,
Koolhovenlaan 12		D02 RF29,
1119NE, Schipol-Rijk		Ireland
the Netherlands
	Your ref	Orca
ING Bank N.V.
Bijlmerdreef 106	Our ref	HL/GP/UK010450
1102 CT, Amsterdam
the Netherlands	Contact	Helena Lyons
+44 (0) 7825 245 259
Natixis
7 Promenade Germaine Sablon,
75013 Paris,
France

5th March 2026

Dear All

Engagement to perform agreed-upon procedures in relation to a portfolio of leases proposed to be the subject of a securitisation

In accordance with the terms of our engagement letter dated 19th February 2026 (the “Engagement Letter”), we have performed certain agreed-upon procedures in relation to the portfolio of leases referred to above proposed to be the subject of a securitisation (the “Securitisation”). This letter reports on our performance of those agreed-upon procedures (the “Data AUP Letter”). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

KPMG LLP, a UK limited liability partnership and a member firm of the KPMG global organisation of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Registered in England No OC301540

Registered office: 15 Canada Square, London, E14 5GL

For full details of our professional regulation please refer to ‘Regulatory information’ under ‘About’ at www.kpmg.com/uk

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases proposed to be the subject of a securitisation
5th March 2026

This Data AUP Letter is addressed to the directors of EdgeConneX Data Centers Europe B.V. (the “Issuer”), EdgeConneX Holdings IV-D B.V. (the “Retention Holder”), Morgan Stanley Europe SE (the “Sole Structuring Agent” and “Joint Bookrunner”), ING Bank N.V., Natixis, Societe Generale S.A., ABN AMRO Bank N.V., SMBC Bank EU AG and Barclays Bank Ireland PLC (together with the Joint Bookrunner, the “Bookrunners”) and EdgeConneX International Cooperatief UA (the “Originator”) and collectively all addressees of this Data AUP Letter are referred to as the “Data AUP Letter Recipients”.

The procedures that we will perform are solely for the purpose of assisting you in determining the accuracy of data that you are preparing in connection with the Securitisation and so may not be suitable for any other purpose. We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

Responsibilities of the Data AUP Letter Recipients

It is the responsibility of the Data AUP Letter Recipients to determine the sufficiency of these procedures agreed with them for their own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purposes for which this report has been requested or for any other purpose.

The Data AUP Letter Recipients have acknowledged that the agreed-upon procedures are appropriate for the purpose of the engagement. The Originator is responsible for the subject matter on which the agreed-upon procedures are performed.

Our Responsibilities

Our engagement was undertaken in accordance with International Standard on Related Services 4400 (Revised), Agreed-Upon Procedures Engagements issued by the International Auditing and Assurance Standards Board. An agreed-upon procedures engagement involves our performing the procedures that have been agreed with the Data AUP Letter Recipients, and reporting the factual findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

This agreed-upon procedures engagement is not an assurance engagement. Accordingly, we do not express an opinion or an assurance conclusion.

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases proposed to be the subject of a securitisation
5th March 2026

Had we performed additional procedures, other matters might have come to our attention that would have been reported.

Professional Ethics and Quality Control

We have complied with the ethical requirements in the ICAEW Code of Ethics issued by the Institute of Chartered Accountants in England and Wales. For the purpose of this engagement, there are no independence requirements with which we are obliged to comply.

We apply International Standard on Quality Control (UK) 1 Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements. Accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements and professional standards as well as applicable legal and regulatory requirements.

Procedures and Findings

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”).

We have been provided with a data file entitled “EdgeConnex Data Tape (AMS04&AMS05) ver5.xlsx” containing details relating to a portfolio of leases as at 30 June 2025 (the “Portfolio Date”) (the “Extraction File”) proposed to be the subject of a securitisation (the “Portfolio”).

The Originator has subsequently provided to us source documentation relating to the leases in the Portfolio.

The procedures, as described in the scope of services (the “Scope of Services”) attached as Appendix A, were performed on the Extraction File and the source documentation (the “Sources”) provided to us by the Originator. We have not verified or evaluated such Sources and therefore we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the Sources, or as to whether any of the Sources omit any material facts. Furthermore, we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the disclosures in the Extraction File, or any legal matters relating to the Portfolio or the physical existence of the leases.

The procedures performed did not address, without limitation:  (i) the conformity of the origination of the Portfolio to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of any collateral securing the Portfolio, (iii) the compliance of the originator of the Portfolio with applicable laws and regulations, or (iv) any other factor or characteristic of the Portfolio that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases proposed to be the subject of a securitisation
5th March 2026

Findings

There are no findings from the agreed-upon procedures as set out in Appendix A.

General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter.

This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Data AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which assets were evaluated, and how the evaluated assets compared to those criteria, along with the basis for including any assets not meeting those criteria. This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases proposed to be the subject of a securitisation
5th March 2026

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed-upon procedures performed by KPMG on which this Data AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

KPMG LLP

Attached

Appendix A	Scope of the Services

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases proposed to be the subject of a securitisation
5th March 2026

Appendix A: Scope of the Services

This Appendix sets out the procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform.

Provision of a data file

The Data AUP Letter Recipients have informed us that the Originator will provide a data file to us containing details of leases proposed to be the subject of a securitisation (the “Portfolio”) as at a date to be determined by the Data AUP Letter Recipients (the “Portfolio Date”) (the “Extraction File”).

The Originator will also provide source documentation to us that the Data AUP Letter Recipients wish us to use for the purposes of the agreed-upon procedures.

Procedures

The procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform in relation to the information contained in the Extraction File are set out in the table below.

No.	Data attribute	Source	Procedure	Tolerance
1	Facility	Lease Agreement	For each lease check if the data attribute per the Extraction File agrees to the source.	None
2	Critical Load Power (CLP Leased (KW))	Lease Agreement	For each lease check if the data attribute per the Extraction File agrees to the source.	None
3	RFS Date	Lease Agreement	For each lease check if the data attribute per the Extraction File agrees to the source.	None
4	Expiration Date	Lease Agreement	For each lease check if the data attribute per the Extraction File agrees to the source.	None
5	Current Rent (KW/ pmt freq)	Lease Agreement	For each lease check if the data attribute per the Extraction File agrees to the source.	None
6	Total Annualised Rent	Lease Agreement	For each lease check if the data attribute per the Extraction File agrees to the source.	None
7	Payment Frequency	Lease Agreement	For each lease check if the data attribute per the Extraction File agrees to the source.	None

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases proposed to be the subject of a securitisation
5th March 2026

8	Escalator Frequency	Lease Agreement	For each lease check if the data attribute per the Extraction File agrees to the source.	None
9	Escalator Rate	Lease Agreement	For each lease check if the data attribute per the Extraction File agrees to the source.	None
10	Renewal Options	Lease Agreement	For each lease check if the data attribute per the Extraction File agrees to the source.	None
11	Renewal Option - Length of Term	Lease Agreement	For each lease check if the data attribute per the Extraction File agrees to the source.	None
12	Rent-free period (months)	Lease Agreement	For each lease check if the data attribute per the Extraction File agrees to the source.	None
13	Current Monthly Base Rent	Lease Agreement	For each lease check if the data attribute per the Extraction File agrees to the source.	None
14	Renewal Option - Total Length of Term	Lease Agreement	For each lease check if the data attribute per the Extraction File agrees to the source.	None

Where a procedure specifies agreement to specific documentation, and the Originator has provided as part of the source documentation written evidence of amendments or additions to an original document or documents, the instruction of the Data AUP Letter Recipients to us is to conduct the relevant procedure on the basis of the information contained in the amendments or additions to the original documentation and not the information contained in the original documentation.